Exhibit 10.2

                                DIAGNOSTEK, INC.
                         4500 Alexander Boulevard, N.E.
                         Albuquerque, New Mexico 87107

                                              June 4, 1995


Mr. Nunzio P. DeSantis
4500 Alexander Blvd., N.E.
Albuquerque, New Mexico  87107

Dear Mr. DeSantis:

          This letter sets forth our agreement with respect to certain amendments to the payment terms of (i) the Consulting Agreement dated as of March 27, 1995 among Diagnostek, Inc., Value Health, Inc. (for purposes of
Section 6 thereof only) and you and (ii) the Agreement Not to Compete dated as of March 27, 1995 among Diagnostek, Value Health and you.

          Section 3(a) of the Consulting Agreement is hereby amended to provide that the first monthly installment payable under such Section shall be payable on January 15, 1996 and shall be accompanied by a one time lump sum payment equal to the product of $328.77 multiplied by the number of days in 1995 that you were retained as a consultant under the Consulting Agreement.

          Section 2 of the Agreement Not to Compete is hereby amended to provide that the $3,500,000 payment that is required to be paid to you pursuant to such Section shall be payable in one lump sum on January 1, 1996.

          Except as provided above, all provisions of the Consulting Agreement and the Agreement Not to Compete shall remain in full force and effect without modification.

          Please indicate your agreement to the foregoing amendments to the payment terms of the Consulting Agreement and the Agreement Not to Compete by executing this letter where indicated below. Value Health has informed us that Value Health has agreed to the foregoing amendments and will indicate such agreement by executing this letter.

                                                Very truly yours,

                                                DIAGNOSTEK, INC.


                                                /s/ William Barron
                                                Name:   William Barron
                                                Title:  President

ACKNOWLEDGED AND AGREED,                        ACKNOWLEDGED AND AGREED,
this 4th day of June, 1995 by:                  this 4th day of June, 1995 by:

                                                VALUE HEALTH, INC.

/s/ Nunzio P. DeSantis                          /s/ Paul M. Finigan
Nunzio P. DeSantis                              Name:  Paul M. Finigan
                                                Title:  V.P., General Counsel